HERE CONFIDENTIAL
EX. 10.16.64+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

FOURTH AMENDMENT TO TERRITORY LICENSE NO. 9
This Fourth Amendment (“Fourth Amendment”) to the Territory License No. 9, effective February 1, 2014 (“TL 9”), to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of the date of latest signature below (“Amendment Effective Date”). The Agreement and TL 9 is hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Fourth Amendment shall have the meanings set forth in the Agreement.
WHEREAS, the Parties desire to amend certain terms of the Agreement;
NOW THEREFORE, the Parties agree to amend certain provisions of the Agreement with this Fourth Amendment as follows:

1.	First page, under the heading “Territory License Term”, change “until [*****]” to “until [*****]”.

2.	In Exhibit A (Definitions) under the definition of “Map and Route Only Functionality”, delete the following clause:

“For the purpose of clarity, a location on a map, origin or destination may include a Point of Interest (“POI”). Except as expressly set forth above, Map and Route Only Functionality shall not include any other functionality, including without limitation, Real-Time Route Guidance and/or real-time tracking of vehicle position along a Route or bread-crumbing along a Route.”

and replace with:

“For the purpose of clarity: (a) a location on a map, origin or destination may include a Point of Interest (“POI”); and (b) Map and Route Only Functionality may include real-time tracking of vehicle position along a Route or bread-crumbing along a Route. Except as expressly set forth above, Map and Route Only Functionality shall not include any other functionality, including without limitation, Real-Time Route Guidance.”

3.	Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be executed by their authorized representatives as of the Amendment Effective Date.

[SIGNATURE PAGE FOLLOWS]

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Amendment 4 to TL 9_12_16_19    Page 1 of 2
[*****]

HERE CONFIDENTIAL
EX. 10.16.64+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

HERE NORTH AMERICA, LLC                 TELENAV, INC.
By: /s/ Adil Musabji            By: /s/ Adeel Manzoor
Name: Adil Musabji            Name: Adeel Manzoor
Title: Senior Patent Attorney            Title: CFO
Date: December 17, 2009 | 8:08 AM PST            Date: 12/18/2019

HERE NORTH AMERICA, LLC
By: /s/ Simon Anolick
Name: Simon Anolick
Title: Director Legal Counsel
Date: December 17, 2019 | 9:59 AM PST

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Amendment 4 to TL 9 [Telenav, Inc.][ [*****]][ [*****]]    Page 2 of 2